EXHIBIT 10.4
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                                                               EXECUTION VERSION

                LIMITED RECOURSE GUARANTY AND SECURITY AGREEMENT

                  This LIMITED RECOURSE GUARANTY AND SECURITY AGREEMENT (this "Guaranty"), dated as of September 26, 2007, is executed and delivered by RONHOW, LLC, a Georgia limited liability company ("Guarantor"), in favor of WELLS FARGO RETAIL FINANCE II, LLC, as collateral agent and administrative agent (in such capacity, the "Agent") pursuant to the Loan Agreement (as defined below) and in light of the following:

                  WHEREAS, HAROLD'S STORES, INC., an Oklahoma corporation, and each of its subsidiaries and affiliates that is a signatory to the Loan Agreement ("Borrowers"), Agent, and certain financial institutions party thereto ("Lenders") have entered into that certain Loan and Security Agreement, dated February 5, 2003 (as amended, restated, modified, supplemented, renewed or extended from time to time, the "Loan Agreement");

                  WHEREAS, the undersigned Guarantor has a material interest in the financial prospects of the Borrowers in the Guarantor's capacity as the Subordinated Lender under the Subordinated Loan Documents, and as a direct or indirect owner of a material portion of the capital stock of each of the Borrowers;

                  WHEREAS, as a result of the foregoing, the Guarantor will benefit from the issuance of certain letters of credit or the provision of other similar financial accommodations pursuant to the Loan Agreement as contemplated pursuant to Amendment No. 7 to the Loan and Security Agreement, dated of even date herewith (the "Amendment"); and

                  WHEREAS, in order to induce Agent to enter into the Amendment and to extend the financial accommodations to Borrowers pursuant to the Amendment, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Agent to Borrowers, whether pursuant to the Loan Agreement or otherwise, Guarantor has agreed to guaranty the Guarantied Obligations referred to below, subject to the limitations set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, Guarantor and Agent hereby agree as follows:

         1.       DEFINITIONS AND CONSTRUCTION.

(a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

                  "Agent" has the meaning set forth in the preamble to this Guaranty.

                  "Amendment" has the meaning set forth in the preamble to this Guaranty.

                  "Borrowers" has the meaning set forth in the preamble to this Guaranty.

                  "Guarantied Obligations" means the following obligations of any one or more Borrowers to Agent, the Lenders, the Issuing Lender, the Underlying Issuer or any other member of the Lender Group, as applicable, in respect of Letters of Credit (whether in respect of L/Cs or

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                                                               EXECUTION VERSION

L/C Undertakings) or any L/C Disbursements from time to time made pursuant to such Letters of Credit: (i) to pay or reimburse L/C Disbursements for the benefit of the Issuing Lender, the Underlying Issuer or the other Lenders, as applicable, and (ii) to pay all interest from time to time accrued, due and payable by any one or more Borrowers in respect of amounts subject to reimbursement by Borrowers in respect of a Letter of Credit or an L/C Disbursement.

                  "Guarantor" has the meaning set forth in the preamble to this Guaranty.

                  "Guarantor's Deposit" means, as of any date of determination, that portion of a $600,000.00 cash deposit (together with undisbursed interest from time to time accrued in respect thereof) made by Guarantor with Agent in connection with Guarantor's delivery of this Guaranty that is held by the Agent as security for the Borrowers' performance of the Guaranteed Obligations, in an identifiable general ledger account owned by the Agent and as to which the balance thereof shall be documented as payable to the Guarantor upon the termination of this Guaranty, subject to the terms hereof.

                  "Guaranty" has the meaning set forth in the preamble to this Guaranty.

                  "Guaranty Limit" has the meaning set forth in Section 2 of this Guaranty.

                  "Lenders" has the meaning set forth in the preamble to this Guaranty.

                  "Loan Agreement" has the meaning set forth in the recitals to this Guaranty.

                  "Voidable Transfer" has the meaning set forth in Section 9 of this Guaranty.

         (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed against Agent or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

         2. GUARANTIED OBLIGATIONS; LIMITATION OF RECOURSE; TERMINATION OF GUARANTY.

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                                                               EXECUTION VERSION

         (a) Subject to the terms and limitations specified in this Guaranty, Guarantor hereby irrevocably and unconditionally guaranties to Agent, as and for its own debt, until final payment in full thereof has been made, the prompt payment in full of the Guarantied Obligations, when and as the same shall become due and payable with the intent that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection. The guaranty herein provided shall be one of primary obligor and there shall be no requirement that Agent look to Borrowers or any other Person for payment or performance of the Guaranteed Obligations prior to the assertion of liability of Guarantor hereunder.

         (b) Notwithstanding Section 2(a) of this Guaranty, the total liability of Guarantor shall not exceed, and shall be limited to, the amount of Guarantor's Deposit from time to time maintained by or for the benefit of Agent (the "Guaranty Limit"). To the extent the Guaranty Limit is not sufficient to fully discharge and satisfy the Guaranteed Obligations, the Guarantor will not be personally liable for any such deficiency. Agent's recourse under this Guaranty shall be limited solely to its rights as a creditor secured by liens in the Guarantor's Deposit and the related rights of setoff, and in each case with recourse solely to the amount of Guarantor's Deposit maintained by Agent from time to time, as and to the extent provided in this Guaranty. Guarantor acknowledges and agrees that Guarantor's Deposit shall be subject to setoff in respect all or any portion of the Guaranteed Obligations from time to time due any payable without prior notice to Guarantor or any Borrower.

         (c) If, at any time (i)(A) there shall be no Guaranteed Obligations due and payable by Borrowers or Guarantor pursuant to the Loan Agreement or this Guaranty, as applicable, and no actual or potential claims shall have been asserted pursuant to this Guaranty, (B) the Letter of Credit Usage shall be zero, and (C) no applications for the issuance of Letters of Credit shall have been presented to Agent or Issuing Lender, or (ii) all amounts of the Guarantor's Deposit maintained by Agent shall have been set off against Guaranteed Obligations pursuant to the terms of this Guaranty, Guarantor may terminate this Guaranty by written notice to Agent. Agent shall notify Guarantor in writing within 30 days of the satisfaction of all of the conditions specified in either of clauses (i) or (ii) of the preceding sentence. Upon Guarantor's delivery of written notice of termination to Agent, this Guaranty shall terminate automatically and without requirement of further action by Guarantor, Agent or any other Person, and Agent shall mark this Guaranty cancelled and return the same to Guarantor together with the balance of the Guarantor's Deposit (including accrued and undisbursed interest in respect thereof).

         3. CONTINUING GUARANTY. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations, except as expressly set forth at Section 2(c) of this Guaranty. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally

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binding commitment of Agent in existence on the date of such revocation, (d) no payment by Guarantor, Borrowers, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and
(e) any payment by Borrowers or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

         4.       SECURITY FOR GUARANTY.

         (a) As of the date of this Guaranty, the undersigned Guarantor has delivered to Agent, as collateral for the obligations of Guarantor under this Guaranty, cash in the amount of $600,000.

         (b) Guarantor hereby pledges, transfers and assigns to Agent, on behalf of itself and the other members of the Lender Group, and grants to Agent as security for obligations of Guarantor under this Guaranty to pay and perform the Guaranteed Obligations, a continuing security interest in and to the Guarantor's Deposit (which shall not include the amount of any disbursed interest in respect thereof) and all of Guarantor's right, title and interest therein. This pledge, assignment and grant of security interest shall secure payment of the Guaranteed Obligations. Guarantor represents and warrants that Agent's security interest in the Guarantor's Deposit is a valid, first priority, perfected security interest in the Guarantor's Deposit. Guarantor represents that none of the Guarantor's Deposit was obtained from Borrowers and that no Borrower has any right in or to the Guarantor's Deposit, which is maintained solely as security for the obligations of Guarantor hereunder. Agent is hereby authorized to setoff the Guarantor's Deposit in full or partial satisfaction of the Guaranteed Obligation as and when the same shall be due and payable.

         (c) Agent may co-mingle the Guarantor's Deposit with other funds of Agent or deliver such funds to one or more of Agent's affiliates for investment upon such terms as Agent shall determine at its election. Agent shall disburse to Guarantor such interest as may accrue in respect of the Guarantor's Deposit not less frequently than monthly, together with a reasonably detailed calculation thereof. Such disbursements shall only be required after all obligations of Guarantor hereunder that are then due and payable have been satisfied pursuant to the terms of this Guaranty. Upon request of Guarantor from time to time, Agent shall provide a statement of the amount of the Guarantor's Deposit maintained by Agent and not applied in satisfaction of claims hereunder.

         5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is, subject to the Guaranty Limit, an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions until or unless this Guaranty has been terminated pursuant to Section 2. Guarantor hereby agrees that it is directly liable to Agent, that the obligations of Guarantor hereunder are independent of the obligations of Borrowers or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrowers or any other

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                                                               EXECUTION VERSION

guarantor or whether Borrowers or any other guarantor is joined in such action. Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Agent of whatever remedies they may have against Borrowers or any other guarantor, or the enforcement of any lien or realization upon any security by Agent. Guarantor hereby agrees that any release which may be given by Agent to Borrowers or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Agent shall not be under any obligation to marshal any property or assets of Borrowers or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

         6.       WAIVERS.

                  (a) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of the issuance of any Letters of Credit or the provision of other financial accommodations to, or for the benefit of Borrowers, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrowers or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; and (vi) notice of any Default or Event of Default under the Loan Agreement.

                  (b) To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require Agent to institute suit against Borrowers or to exhaust any rights and remedies which Agent has or may have against Borrowers. In this regard, Guarantor agrees, subject to the Guaranty Limit, that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Agent by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been performed and paid in cash, to the extent of any such payment) of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers in respect thereof.

                  (c) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any right to assert against Agent any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrowers or any other party liable to Agent;
(ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Agent; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

                  (d) Until such time as this Guaranty shall have been terminated in accordance with Section 2(c) of this Guaranty: (i) Guarantor hereby waives and postpones any right of subrogation Guarantor has or may have as against Borrowers with respect to the Guarantied Obligations; (ii) Guarantor hereby waives and postpones any right to proceed against Borrowers or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent),

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                                                               EXECUTION VERSION

with respect to the Guarantied Obligations; and (iii) Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Borrowers in respect of application of the Guarantor's Deposit in full or partial satisfaction of the Guaranteed Obligations from time to time arising.

                  (e) The payment obligations of Guarantor hereunder shall be evidenced by Agent's books and records and, in the absence of manifest error, shall be absolute, unconditional and irrevocable and shall not be affected, modified or impaired by:

                           (i) any lack of validity or enforceability of any of the Letters of Credit, any other agreement or instrument relating thereto (collectively, the "Related Documents") or any of the transactions contemplated by or related to the Letters of Credit (the "Related Transactions");

                           (ii) any amendment or waiver of or any consent to departure from all or any of the Related Documents or the Related Transactions;

                           (iii) the existence of any claim, set-off, defense or other right which Borrowers may have at any time against any beneficiary or any transferee of any of the Letters of Credit, the Issuing Lender, the Agent, any Lender, the Underlying Issuer or any other Person, whether in connection with a Letter of Credit, the Related Documents, the Related Transactions or any unrelated document or transaction;

                           (iv) any draft affidavit, letter, certificate, invoice, bill of lading, statement or any other document presented under any of the Letters of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

                           (v) payment by Issuing Lender or Underlying Issuer under any of the Letters of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit.

                  (F) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY AGENT, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE GUARANTIED OBLIGATIONS, HAS DESTROYED GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWERS BY THE OPERATION OF APPLICABLE LAW.

                  (g) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor hereby agrees as follows:

                      (i) Agent's right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of any of the Loan Documents. Guarantor agrees that Agent's rights under this Guaranty shall be enforceable even if Borrowers had no liability at the time of execution of the Loan Documents or later ceases to be liable.

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                                                               EXECUTION VERSION

                      (ii) Guarantor agrees that Agent's rights under the Loan Documents will remain enforceable even if the amount secured by the Loan Documents is larger in amount and more burdensome than that for which Borrowers are responsible. The enforceability of this Guaranty against Guarantor shall continue until the earlier of Guarantor's payment of the amount of the Guaranty Limit, the termination of this Guaranty, or when all sums due under the Guarantied Obligations have been paid in full, and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrowers' obligations under the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrowers, any other guarantor of Borrowers' obligations under any other Loan Document, any pledgor of collateral for any person's obligations to Agent or any other person in connection with the Loan Documents.

         7. RELEASES. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Agent may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to enforce, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Loan Agreement or any other Loan Document or may grant other indulgences to Borrowers in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Agreement or any other Loan Document, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof. Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired or reduced by the occurrence of any one or more of the following events: (i) any Insolvency Proceeding affecting Borrowers, Guarantor or any other guarantor of all or any part of the Guarantied Obligations, or any of their respective property; (ii) any failure by Agent to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guarantied Obligations or this Guaranty; (iii) the impairment of any collateral securing all or any part of the Guarantied Obligations or this Guaranty (including without limitation the negligent impairment) or (iv) any other act or circumstance which might otherwise constitute a defense available to, or discharge of, Borrowers, Guarantor or any other guarantor of all or part of the Guarantied Obligations other than the final and unconditional payment in full of the Guarantied Obligations.

         8. NO ELECTION. Agent shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Agent to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Agent's right to proceed in any other form of action or proceeding or against other parties unless Agent has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Agent under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Agent finally and unconditionally shall have realized (i) payment in full of the Guarantied Obligations from the Guarantor up to the Guaranty Limit or (ii) payment in full of the Guarantied Obligations by such action or proceeding.

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         9.       REVIVAL AND REINSTATEMENT. If the incurrence or payment of the
Guarantied Obligations or the obligations of Guarantor under this Guaranty by Guarantor or the transfer by Guarantor to Agent of any property of Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property
(collectively, a "Voidable Transfer"), and if Agent is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Agent is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Agent related thereto, the liability of Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

         10. FINANCIAL CONDITION OF BORROWERS. Guarantor represents and warrants to Agent that it is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Agent that it has read and understands the terms and conditions of the Loan Agreement and each other Loan Document. Guarantor hereby covenants that it will continue to keep himself informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

         11. NOTICES. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent, or delivered in accordance with Section 12 of the Loan Agreement. All notices and other communications hereunder to Guarantor shall be in writing and shall be mailed, sent, or delivered to Guarantor at the address set forth below Guarantor's signature to this Guaranty.

         12. CUMULATIVE REMEDIES. Subject to Section 2, no remedy under this Guaranty, under the Loan Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Loan Agreement, or any other Loan Document, and those provided by law. No delay or omission by Agent to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Agent to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

         13. SEVERABILITY OF PROVISIONS. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

         14. ENTIRE AGREEMENT; AMENDMENTS. This Guaranty constitutes the entire agreement between Guarantor and Agent pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Agent. Any such alteration, amendment, modification, waiver, or consent shall be effective only

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                                                               EXECUTION VERSION

to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

         15. PRECEDENCE. In the event of any conflict between the terms or conditions of this Guaranty and the terms or conditions of any of the Subordinated Loan Documents, or of the Intercreditor Agreement, the conflicting terms or conditions of such Subordinated Loan Document or of the Intercreditor Agreement shall prevail.

         16. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon Guarantor and its personal representatives, heirs, successors and assigns and shall inure to the benefit of the successors and assigns of Agent; provided, however, Guarantor may not assign this Guaranty or delegate any of its duties hereunder without Agent's prior written consent and any unconsented to assignment shall be absolutely void.

         17. NO THIRD PARTY BENEFICIARY. This Guaranty is solely for the benefit of Agent and Guarantor and their respective successors and assigns, and may not be relied on by any other Person.

         18.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                  THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SUFFOLK, COMMONWEALTH OF MASSACHUSETTS, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GUARANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 19.

                  EACH OF GUARANTOR AND AGENT HEREBY WAIVES HIS OR ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS,

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                                                               EXECUTION VERSION

BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF GUARANTOR AND AGENT REPRESENTS THAT HE OR IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES HIS OR ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         19. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.



LIMITED RECOURSE GUARANTY - Page 10
-------------------------

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Guaranty as of the date first written above.

                                       RONHOW, LLC, a Georgia limited liability company

                                       By: Ronus, Inc., a Georgia corporation,
                                           Managing Member

                                           By: Robert L. Anderson
                                              ----------------------------------
                                           Name:  Robert L. Anderson
                                           Title:    President

                                           Address: 3290 Northside Pkwy Ste. 225
                                                    Atlanta, Ga. 30327


STATE OF GEORGIA

COUNTY OF FULTON

         Be it remembered that on this 26th day of September, 2007, in the County and State aforesaid, before me, the subscriber, a Notary Public authorized to take acknowledgments and proofs in said County and State, personally appeared Robert L. Anderson as President of Ronus, Inc., who I am satisfied is the representative of guarantor named in and who executed the foregoing instrument and he did acknowledge that he signed, sealed and delivered the same as its act and deed for the uses and purposes therein expressed.

                                           /s/ Helga E. Barry
                                              ----------------------------------
                                           Name: Helga E. Barry
                                                --------------------------------
                                           Notary Public, DeKalb County, Georgia

My commission expires:
October 30, 2008


                                       ACCEPTED AND AGREED BY AGENT:


                                       WELLS FARGO RETAIL FINANCE II, LLC



                                           By: /s/ Lynn Whitmore
                                              ----------------------------------
                                           Name:  Lynn Whitmore
                                           Title:    Senior Vice President


                          [SIGNATURE PAGE TO GUARANTY]

                                       S-1